Exhibit 99.1 Trulieve Reports First Quarter 2024 Results Demonstrating Core Business Strength and Cash Generation • First quarter performance of $298 million in revenue, up 4% sequentially, and 58% gross margin • Strong cash flow from operations of $139 million and free cash flow of $124 million* in Q1 2024 • Definitive progress made on Smart and Safe Florida adult use initiative and federal rescheduling of cannabis to Schedule III Tallahassee, FL – May 9, 2024 – Trulieve Cannabis Corp. (CSE: TRUL) (OTCQX: TCNNF) (“Trulieve” or “the Company”), a leading and top-performing cannabis company in the U.S., today announced its results for the quarter ended March 31, 2024. Results are reported in U.S. dollars and in accordance with U.S. Generally Accepted Accounting Principles unless otherwise indicated. Numbers may not sum perfectly due to rounding. Q1 2024 Financial and Operational Highlights* • Revenue of $298 million increased 4% sequentially and year over year, with 96% of revenue from retail sales. Strong first quarter sales were driven by higher retail traffic and average basket size. • Achieved GAAP gross margin of 58%, with gross profit of $174 million. • Reported net loss of $23 million, an improvement of 31% sequentially and 64% year over year. Adjusted net loss of $10 million* excludes non-recurring charges, asset impairments, disposals and discontinued operations. • Achieved EBITDA of $85 million*, or 29% of revenue and adjusted EBITDA of $106 million*, or 36% of revenue, up 21% sequentially and 35% year over year. • Generated cash flow from operations of $139 million and free cash flow of $124 million*. • Cash at quarter end was $327 million, inclusive of $50 million in tax refunds, from amended returns, related to our tax challenge of 280E received during the first quarter. • Opened three new dispensaries in Cocoa Beach, Palm Bay, and Pinellas Park, Florida. • Ended the quarter with 31% of retail locations outside of the state of Florida. *See “Non-GAAP Financial Measures” below for additional information and a reconciliation to GAAP for all Non-GAAP metrics. Recent Developments • Smart & Safe Florida initiative for adult use will be included on the ballot for the November 2024 election. If passed by voters, sales are anticipated to begin in May 2025. • Department of Justice confirmed progress on federal rescheduling of cannabis to Schedule III, which would allow research and remove 280E tax burden. • Opened one retail location in North Palm Beach, FL. • Currently operate 196 retail dispensaries and over 4 million square feet of cultivation and processing capacity in the United States.

Management Commentary

“With strong performance in our core business and several meaningful catalysts on the horizon, the outlook has never been brighter,” said Kim Rivers, Trulieve CEO. “The team has done a phenomenal job carrying forward the momentum from last year, driving further improvements in production and retail. Given our financial performance and significant scale in key markets, Trulieve is best positioned for the coming wave of growth catalysts.”

Financial Highlights*

Results of Operations	**For the Three Months Ended**							
(Figures in millions except per share data and % change based on these figures)		**March 31, 2024**		**March 31, 2023**	**change**		**December 31, 2023**	**change**
Revenue	$	298	$	285	4%	$	287	4%
Gross Profit	$	174	$	150	16%	$	154	13%
Gross Margin %		58%		53%			54%	
Operating Expenses	$	128	$	133	(4%)	$	125	2%
Operating Expenses %		43%		47%			43%	
Net loss**	$	(23)	$	(64)	64%	$	(33)	31%
Net loss continuing operations	$	(23)	$	(34)	32%	$	(37)	36%
Adjusted net loss	$	(10)	$	(18)	43%	$	(23)	55%
Basic and diluted shares outstanding		189		189			189	
EPS continuing operations	$	(0.16)	$	(0.18)	9%	$	(0.19)	17%
Adjusted EPS	$	(0.05)	$	(0.09)	44%	$	(0.12)	58%
Adjusted EBITDA	$	106	$	78	35%	$	88	21%
Adjusted EBITDA Margin %		36%		27%			31%	

*See “Non-GAAP Financial Measures” below for additional information and a reconciliation to GAAP for all Non-GAAP metrics.
**Net loss includes discontinued operations and non-controlling interest.

Conference Call

The Company will host a conference call and live audio webcast on May 9, 2024, at 8:30 A.M. Eastern time, to discuss its first quarter 2024 financial results. Interested parties can join the conference call by dialing in as directed below. Please dial in 15 minutes prior to the call.

North American toll free: 1-844-824-3830	Passcode: 3368806
International: 1-412-542-4136	Passcode: 3368806

A live audio webcast of the conference call will be available at:
Trulieve Cannabis Corp Q1 2024 Earnings

A powerpoint presentation and archived replay of the webcast will be available at:
https://investors.trulieve.com/events

The Company’s Form 10-Q for the quarter ended March 31, 2024, will be available on the SEC’s website or at https://investors.trulieve.com/quarterly-results. The Company’s Management Discussion and Analysis for the period and the accompanying financial statements and notes will be available under the Company’s profile on SEDAR and on its website at https://investors.trulieve.com/quarterly-results. This news release is not in any way a substitute for reading those financial statements, including the notes to the financial statements.

Trulieve Cannabis Corp. Condensed Consolidated Balance Sheets (Unaudited) (in millions, except for share data) ASSETS Current Assets: Cash and cash equivalents $ 320.3 $ 201.4 Restricted cash 6.6 6.6 Accounts receivable, net 5.9 6.7 Inventories 209.4 213.1 Prepaid expenses 17.4 17.6 Other current assets 20.3 23.7 Notes receivable - current portion, net 4.4 6.2 Assets associated with discontinued operations 0.9 2.0 Total current assets 585.3 477.3 Property and equipment, net 672.1 676.4 Right of use assets - operating, net 97.2 95.9 Right of use assets - finance, net 58.0 58.5 Intangible assets, net 901.7 917.2 Goodwill 483.9 483.9 Notes receivable, net 6.3 7.4 Other assets 12.8 10.4 Long-term assets associated with discontinued operations 2.0 2.0 TOTAL ASSETS $ 2,819.3 $ 2,729.1 LIABILITIES Current Liabilities: Accounts payable and accrued liabilities $ 82.8 $ 83.2 Income tax payable 1.2 — Deferred revenue 2.1 1.3 Notes payable - current portion 3.8 3.8 Operating lease liabilities - current portion 10.5 10.1 Finance lease liabilities - current portion 7.8 7.6 Construction finance liabilities - current portion 1.6 1.5 Contingencies 4.4 4.4 Liabilities associated with discontinued operations 3.1 3.0 Total current liabilities 117.2 114.8 Long-Term Liabilities: Private placement notes, net 363.6 363.2 Notes payable, net 115.0 115.9 Operating lease liabilities 93.6 92.2 Finance lease liabilities 61.6 61.7 Construction finance liabilities 136.4 136.7 Deferred tax liabilities 217.0 207.0 Uncertain tax position liabilities 278.0 180.4 Other long-term liabilities 5.0 7.1 Long-term liabilities associated with discontinued operations 40.9 41.6 TOTAL LIABILITIES $ 1,428.3 $ 1,320.4 March 31, 2024 December 31, 2023

MEZZANINE EQUITY Redeemable non-controlling interest $ 7.7 $ — SHAREHOLDERS’ EQUITY Common stock, no par value; unlimited shares authorized. 187,253,410 and 186,235,818 shares issued and outstanding as of March 31, 2024 and December 31, 2023, respectively. $ — $ — Additional paid-in-capital 2,054.1 2,055.1 Accumulated deficit (663.7) (640.6) Non-controlling interest (7.0) (5.9) TOTAL SHAREHOLDERS’ EQUITY 1,383.3 1,408.6 TOTAL LIABILITIES, MEZZANINE EQUITY, AND SHAREHOLDERS' EQUITY $ 2,819.3 $ 2,729.1 March 31, 2024 December 31, 2023

Trulieve Cannabis Corp. Condensed Consolidated Statements of Operations (Unaudited) (in millions, except for share data) Three Months Ended March 31, 2024 2023 Revenue $ 297.6 $ 285.2 Cost of goods sold 123.8 135.0 Gross profit 173.8 150.2 Expenses: Sales and marketing 61.1 60.7 General and administrative 40.2 39.3 Depreciation and amortization 27.8 29.6 Impairment and disposal of long-lived assets, net of (recoveries) (1.4) 3.4 Total expenses 127.7 133.0 Income from operations 46.1 17.2 Other income (expense): Interest expense, net (14.7) (21.2) Interest income 3.3 1.1 Other (expense) income, net (2.7) 4.1 Total other expense, net (14.2) (16.0) Income before provision for income taxes 31.9 1.2 Provision for income taxes 55.4 35.5 Net loss from continuing operations (23.5) (34.3) Net loss from discontinued operations, net of tax benefit of zero and $(0.5), respectively (1.4) (31.3) Net loss (24.8) (65.6) Less: net loss attributable to non-controlling interest from continuing operations (1.4) (1.0) Less: net loss attributable to redeemable non-controlling interest from continuing operations (0.3) — Less: net loss attributable to non-controlling interest from discontinued operations — (0.5) Net loss attributable to common shareholders $ (23.1) $ (64.1) EPS Numerator Reconciliation Net loss attributable to common shareholders $ (23.1) $ (64.1) Net loss from discontinued operations 1.4 30.8 Adjustment of redeemable non-controlling interest to maximum redemption value (8.8) — Net loss from continuing operations available to common shareholders $ (30.6) $ (33.3) Net loss per share - Continuing operations: Basic and diluted $ (0.16) $ (0.18) Net loss per share - Discontinued operations: Basic and diluted $ (0.01) $ (0.16) Weighted average number of common shares used in computing net loss per share: Basic and diluted 189.5 188.9

Trulieve Cannabis Corp. Condensed Consolidated Statements of Cash Flows (Unaudited) (in millions) Cash flows from operating activities Net loss $ (24.8) $ (65.6) Adjustments to reconcile net loss to net cash provided by operating activities: Depreciation and amortization 27.8 30.4 Depreciation included in cost of goods sold 13.5 13.6 Non-cash interest expense, net 0.4 1.4 Impairment and disposal of long-lived assets, net of recoveries (1.4) 31.0 Amortization of operating lease right of use assets 2.6 2.6 Accretion of construction finance liabilities 0.2 0.4 Share-based compensation 5.2 2.4 Proceeds received from insurance - inventory and business interruption 1.5 — Change in fair value of derivative liabilities - warrants — (0.3) Non-cash change in contingencies — (3.7) Allowance for credit losses 3.0 (0.2) Deferred income tax expense (benefit) 10.0 (7.9) Changes in operating assets and liabilities: Inventories 3.5 0.3 Accounts receivable 1.5 1.6 Prepaid expenses and other current assets 1.0 (1.8) Other assets (2.4) 1.9 Accounts payable and accrued liabilities 1.0 9.2 Income tax payable 2.7 (13.4) Other current liabilities — (5.4) Operating lease liabilities (2.2) (2.5) Deferred revenue 0.8 (4.5) Uncertain tax position liabilities 97.6 9.8 Other long-term liabilities (2.1) 1.2 Net cash provided by operating activities 139.2 0.4 Cash flows from investing activities Purchases of property and equipment (15.6) (13.7) Capitalized interest 0.1 (0.6) Purchases of internal use software (5.0) (2.0) Proceeds received from insurance recoveries on property and equipment 0.5 — Cash paid for licenses — (3.5) Proceeds from sales of long-lived assets — 0.3 Payments received from notes receivable 0.3 0.2 Proceeds from sale of held for sale assets 0.7 0.6 Net cash used in investing activities (19.0) (18.8) Cash flows from financing activities Proceeds from redemption of non-controlling interest 3.0 — Proceeds from equity exercises 0.2 — Payments on notes payable (0.9) (3.4) Payments on finance lease obligations (1.9) (2.0) Three Months Ended March 31, 2024 2023

Payments on construction finance liabilities (0.8) (0.3) Distributions to subsidiary non-controlling interest (1.1) (0.1) Net cash used in financing activities (1.6) (5.8) Net increase (decrease) in cash, cash equivalents, and restricted 118.6 (24.2) Cash, cash equivalents, and restricted cash, beginning of period 208.0 213.8 Cash and cash equivalents of discontinued operations, beginning of period 0.3 5.7 Less: cash and cash equivalents of discontinued operations, end of period — (2.5) Cash, cash equivalents, and restricted cash, end of period $ 326.9 $ 192.8 Three Months Ended March 31, 2024 2023 The consolidated statements of cash flows include continuing operations and discontinued operations for the periods presented.

Non-GAAP Financial Measures (Unaudited) In addition to our results determined in accordance with GAAP, we supplement our results with non-GAAP financial measures, including EBITDA, adjusted EBITDA, adjusted EBITDA margin %, adjusted net loss (income), adjusted net income (loss) per diluted share and free cash flow. The Company calculates EBITDA as net income (loss) before net interest expense, income tax expense, depreciation and amortization; adjusted EBITDA as net income (loss) before net interest expense, income tax expense, depreciation and amortization and also excludes certain extraordinary items; adjusted net income (loss) as net income (loss) less certain extraordinary items; and free cash flow as cash flow from operations less capital expenditures. Our management uses these non-GAAP financial measures in conjunction with GAAP financial measures to evaluate our operating results and financial performance. We believe these measures are useful to investors as they are widely used measures of performance and can facilitate comparison to other companies. These non- GAAP financial measures are not, and should not be considered as, measures of liquidity. These non-GAAP financial measures have limitations as analytical tools in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. Because of these limitations, these non- GAAP financial measures should be considered along with GAAP financial performance measures. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. A reconciliation of the non-GAAP financial measures to such GAAP measures can be found below. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, our reported financial results prepared in accordance with GAAP. Reconciliation of Non-GAAP EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin % (Unaudited) The following table presents a reconciliation of GAAP net loss to non-GAAP EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin %, for each of the periods presented: (Amounts expressed in millions of United States dollars) Three Months Ended March 31, 2024 March 31, 2023 December 31, 2023 Net loss attributable to common shareholders $ (23.1) $ (64.1) $ (33.4) Add (deduct) impact of: Interest expense, net $ 14.7 $ 21.2 $ 20.6 Interest income $ (3.3) $ (1.1) $ (1.8) Provision for income taxes $ 55.4 $ 35.5 $ 45.4 Depreciation and amortization $ 27.8 $ 29.6 $ 27.2 Depreciation included in cost of goods sold $ 13.5 $ 12.1 $ 14.5 EBITDA (Non-GAAP) $ 85.0 $ 33.2 $ 72.5 EBITDA Margin % (Non-GAAP) 29% 12% 25% Impairment and disposal of long-lived assets, net of (recoveries) $ (1.4) $ 3.4 $ 1.2 Legislative campaign contributions $ 9.2 $ 10.5 $ 0.5 Acquisition, transaction, and other non-recurring costs $ 3.7 $ 1.9 $ 10.7 Share-based compensation $ 5.2 $ 2.4 $ 3.2 Other expense (income), net $ 2.7 $ (4.1) $ (0.7) Discontinued operations, net of tax, attributable to common shareholders $ 1.4 $ 30.8 $ (1.8) Gain on debt extinguishment, net $ — $ — $ 2.2 Adjusted EBITDA (Non-GAAP) $ 105.8 $ 78.1 $ 87.8 Adjusted EBITDA Margin % (Non-GAAP) 36% 27% 31%

Reconciliation of Non-GAAP Adjusted Net Loss (Unaudited) The following table presents a reconciliation of GAAP net loss to non-GAAP adjusted net loss, for each of the periods presented: For the Three Months Ended (Amounts expressed in millions of United States dollars) March 31, 2024 March 31, 2023 December 31, 2023 Net loss attributable to common shareholders $ (23.1) $ (64.1) $ (33.4) Net loss (income) from discontinued operations $ 1.4 $ 30.8 $ (1.8) Adjustment of redeemable non-controlling interest to maximum redemption value $ (8.8) $ — $ — Net loss from continuing operations available to common shareholders $ (30.6) $ (33.3) $ (35.2) Add (deduct) impact of: Adjustment of redeemable non-controlling interest to maximum redemption value $ 8.8 $ — $ — Fair value of derivative liabilities - warrants $ — $ (0.3) $ — Acquisition, transaction, and other non-recurring costs $ 3.7 $ 1.9 $ 10.7 Legislative campaign contributions $ 9.2 $ 10.5 $ 0.5 Impairment and disposal of long-lived assets, net of (recoveries) $ (1.4) $ 3.4 $ 1.2 Adjusted net loss (Non-GAAP) $ (10.2) $ (17.7) $ (22.8) Reconciliation of Non-GAAP Adjusted Loss Per Share (Unaudited) The following table presents a reconciliation of GAAP loss per share to non-GAAP adjusted loss per share, for each of the periods presented: For the Three Months Ended (Amounts expressed are per share except for shares which are in millions) March 31, 2024 March 31, 2023 December 31, 2023 Net loss attributable to common shareholders $ (0.12) $ (0.34) $ (0.18) Net loss (income) from discontinued operations $ 0.01 $ 0.16 $ (0.01) Adjustment of redeemable non-controlling interest to maximum redemption value $ (0.05) $ — $ — Net loss from continuing operations available to common shareholders $ (0.16) $ (0.18) $ (0.19) Add (deduct) impact of: Adjustment of redeemable non-controlling interest to maximum redemption value $ 0.05 $ — $ — Fair value of derivative liabilities - warrants $ — $ 0.00 $ — Acquisition, transaction, and other non-recurring costs $ 0.02 $ 0.01 $ 0.06 Legislative campaign contributions $ 0.05 $ 0.06 $ 0.00 Impairment and disposal of long-lived assets, net of (recoveries) $ (0.01) $ 0.02 $ 0.01 Adjusted net loss per share (Non-GAAP) $ (0.05) $ (0.09) $ (0.12) Basic and diluted shares outstanding 189.5 188.9 189.0

Reconciliation of Non-GAAP Free Cash Flow (Unaudited) The following table presents a reconciliation of GAAP cash flow from operating activities to non-GAAP free cash flow, for each of the periods presented: For the Three Months Ended (Amounts expressed in millions of United States dollars) March 31, 2024 March 31, 2023 December 31, 2023 Cash flow from operating activities $ 139.2 $ 0.4 $ 131.5 Payments for property and equipment $ (15.6) $ (13.7) $ (9.4) Free cash flow $ 123.6 $ (13.3) $ 122.1 Forward-Looking Statements This news release includes forward-looking information and statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to the Company’s expectations or forecasts of business, operations, financial performance, prospects, and other plans, intentions, expectations, estimates, and beliefs and include statements regarding the Company’s growth opportunities and and the Company’s positioning for the future. Words such as “expects”, “continue”, “will”, “anticipates” and “intends” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the Company’s current projections and expectations about future events and financial trends that management believes might affect its financial condition, results of operations, business strategy and financial needs, and on certain assumptions and analysis made by the Company in light of the experience and perception of historical trends, current conditions and expected future developments and other factors management believes are appropriate. Forward-looking information and statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking information and statements herein, including, without limitation, the risks discussed under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023 and in our periodic reports subsequently filed with the United Sates Securities and Exchange Commission and in the Company’s filings on SEDAR at www.sedar.com. Although the Company believes that any forward-looking information and statements herein are reasonable, in light of the use of assumptions and the significant risks and uncertainties inherent in such information and statements, there can be no assurance that any such forward-looking information and statements will prove to be accurate, and accordingly readers are advised to rely on their own evaluation of such risks and uncertainties and should not place undue reliance upon such forward-looking information and statements. Any forward-looking information and statements herein are made as of the date hereof and, except as required by applicable laws, the Company assumes no obligation and disclaims any intention to update or revise any forward-looking information and statements herein or to update the reasons that actual events or results could or do differ from those projected in any forward looking information and statements herein, whether as a result of new information, future events or results, or otherwise. About Trulieve Trulieve is an industry leading, vertically integrated cannabis company and multi-state operator in the U.S., with leading market positions in Arizona, Florida, and Pennsylvania. Trulieve is poised for accelerated growth and expansion, building scale in retail and distribution in new and existing markets through its hub strategy. By providing innovative, high-quality products across its brand portfolio, Trulieve delivers optimal customer experiences and increases access to cannabis, helping patients and customers to live without limits. Trulieve is listed on the CSE under the symbol TRUL and trades on the OTCQX market under the symbol TCNNF. For more information, please visit Trulieve.com. Facebook: @Trulieve Instagram: @Trulieve_ X: @Trulieve

Investor Contact Christine Hersey, Vice President of Investor Relations +1 (424) 202-0210 Christine.Hersey@Trulieve.com Media Contact Phil Buck, APR, Corporate Communications Manager +1 (406) 370-6226 Philip.Buck@Trulieve.com